UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

Veeco Instruments Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # D99666-P87842 VEECO INSTRUMENTS INC. 2023 Annual Meeting Vote by May 10, 2023 11:59 PM ET You invested in VEECO INSTRUMENTS INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 11, 2023. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 27, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Person or Virtually at the Meeting* May 11, 2023 8:30 AM EDT *Please check the meeting materials for any special requirements for meeting attendance. If you are attending the meeting in person, you will need to request a ballot to vote these shares. Terminal Drive Plainview, New York 11803 Virtually at: www.virtualshareholdermeeting.com/VECO2023 VEECO INSTRUMENTS INC. TERMINAL DRIVE PLAINVIEW, NEW YORK 11803

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends D99667-P87842 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 01) Kathleen A. Bayless 02) Gordon Hunter 03) Lena Nicolaides, Ph.D. 2. To approve, on a non-binding advisory basis, the compensation of our named executive officers; 3. To establish, on a non-binding advisory basis, the frequency of holding an advisory vote on executive compensation; 4. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for 2023; and 5. To consider such other business as may properly come before the meeting. For For For 1. To elect three directors named in the proxy statement to hold office until the 2026 Annual Meeting of Stockholders and until their successors are duly elected and qualified; Nominees: 1 Year